Exhibit 10.1.2


                              ATWOOD OCEANICS, INC.

                             STOCK OPTION AGREEMENT
                             1990 STOCK OPTION PLAN


         This is an Agreement dated the _____ day of ____________ between ATWOOD
OCEANICS,  INC.,  (the  "Company")  and  ____________________________   ("Option
Holder").

Recitals:
         The Company has adopted its 1990 Stock Option Plan ("Plan") for the granting to the Company's or its subsidiaries' key employees of options to purchase shares of the Common Stock of the Company. Pursuant to said Plan, the Stock Option Committee of the Company's Board of Directors has approved and ratified the execution of this Stock Option Agreement between the Company and the Option Holder.

Agreement:
         1. Subject to the effectiveness of the Plan, as provided in Section 1.9 thereof, the Company grants to the Option Holder the right and option to purchase, on the terms and conditions hereinafter set forth, all or part of an aggregate of __________ shares of the Common Stock, $1.00 par value, of the Company at the option price of $9.75 per share, exercisable from time to time, subject to the provisions of this Agreement, during a period commencing at the end of the second year following the date of this Agreement

Page 2
(the "Anniversary Date") and expiring at the close of business ten (10) years from the date of this Agreement (the "Expiration Date" herein).
         2. This option shall automatically terminate: (i) at the expiration of one year from the date of death of the Option Holder; (ii) at the expiration of three months after the termination of the Options Holder's employment with the Company for any reason other than death. It is understood and agreed that neither the grant of this option nor the execution of this Agreement shall create any right of the Option Holder to remain in the employ of the Company, and that the Company retains the right to terminate such employment at will, for due cause or otherwise.
         3. This option is non-exercisable during the first two (2) years during which the Agreement is in effect. Thereafter, this option is exercisable at the times and for the percentage of shares herein granted as follows:
         (i)      Between the Second and Third Anniversary Dates:
                                                              -        25%
         (ii)     Between the Third and Fourth Anniversary Dates:
                                                              -        25%
         (iii)    Between the Fourth and Fifth Anniversary Dates:
                                                              -        25%
         (iv)     On of After the Fifth Anniversary Date
                                                              -        25%
         Provided, however, that this option is cumulative, so that any shares not purchased within any one of the periods above specified may be purchased thereafter in a Page 3 subsequent period, in whole or in part, until the expiration or termination of this option on____________.
         To the extent otherwise exercisable this option may be exercised during the lifetime of the Option Holder only by him, or in the event of the death of the Option Holder, by his legal representative within twelve (12) months after the death.
         4. Each exercise of this option shall be by means of a written notice of exercise delivered to the Secretary of the Company at its office in Houston, Texas, specifying the number of shares to be purchased and accompanied by payment in cash or by certified or cashier's check payable to the order of the Company of the full purchase price of the shares to be purchased. Payments for shares of stock may also be made in common stock of the Company or a combination of cash and common stock of the Company. In the event that common stock is utilized for payment, the stock shall be valued at the "fair market value" as defined in Section 1.6 of the Plan.
         5. The option granted hereby and all rights hereunder, to the extent such rights shall not have been exercised, shall terminate and become null and void if the Option Holder ceases for any reason whatsoever to be an employee of the Company or of a subsidiary corporation (as defined in Section 425 of the Internal Revenue Code, as the same may be amended) excepting only that the Option Holder may at any time within a period of three (3) months after the date he so ceases to be an employee of any such corporation, and not thereafter, exercise the option granted hereby to the extent such option was exercisable by him on the date of such cessation of such employment. Provided however, that in no event may the option granted hereby by exercised to any Page 4 extent after the expiration date specified in Paragraph 1 above. The employment of the Option Holder shall be deemed to continue during any leave of absence which has been authorized by the Company, provided that no exercise of this option may take place during any such authorized leave of absence excepting only during the first three months thereof.
         6. No shares issuable upon the exercise of this option shall be issued and delivered unless and until all applicable requirements of law and of the Securities and Exchange Commission pertaining to the issuance and sale of such shares, and all applicable listing requirements of any national securities exchange on which shares of the same class are then listed, shall have been complied with.
         7. Except as otherwise provided herein, this option and the rights and privileges granted hereby shall not be transferred (other than by will or the laws of descent and distribution), assigned, pledged or hypothecated in any way, whether by operation of law or otherwise. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of this option or any right or privilege granted hereby contrary to the provisions hereof, this option and said rights and privileges shall immediately become null and void.
         8. If the outstanding shares of the Common Stock of the Company are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment (to be conclusively determined by the Board of Directors of the Company) Page 5 shall be made in the number and kind of securities allocated to this option, without change in the total price applicable to the unexercised portion of this option but with a corresponding adjustment in the price for each unit of any security covered by this option. No such adjustment shall be made, however, with respect to additional stock authorized or issued with receipt of consideration therefor, or pursuant to any type of convertible debenture or capital note.
         9.  Subject  to  the  provisions  of  Section  1.20  of  the  Plan,  if dissolution or liquidation of the Company or any merger, consolidation or combination in which the Company is not the surviving corporation occurs, the Participant shall have the right immediately prior to such dissolution, liquidation, merger, consolidation or combination to exercise, in whole or in part his remaining Options whether or not then exercisable. Also, in the event that a Change of Control, as defined in the Plan, occurs with the Company, any and all Options will become automatically fully vested and immediately exercisable.
         10. Nothing herein contained shall affect the right of the Option Holder to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance, profit sharing or other employee welfare plan or program of the Company or of any subsidiary of the Company.
         11. Neither the Option Holder nor any other person legally entitled to exercise this option shall be entitled to any of the rights or privileges of a stockholder of the Company in respect of any shares issuable upon any exercise of this option unless and

     Page 6 until a certificate or certificates representing such shares shall have been actually issued and delivered to him. 12. The option hereby granted is subject to, and the Company and Option Holder agree to be bound by, all of the terms and conditions of the Company's 1990 Stock Option Plan as the same shall be amended from time to time in accordance with the terms thereof, but no such amendment shall adversely affect the Option Holder's rights under this Option. A copy of the Plan in its present form is available for inspection during business hours by the Option Holder or others persons entitled to exercise this option at the Company's principal office. 13. This option has been granted, executed and delivered the day and year first above written at Houston, Texas, and the interpretation, performance and enforcement on this Agreement shall be governed by the laws of the State of Texas.

                              ATWOOD OCEANICS, INC.


                          By _________________________


                          ----------------------------
                                  Option Holder